Exhibit 10.3

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THIS AMENDMENT #1 TO THE MANUFACTURING AND SUPPLY AGREEMENT (this “Amendment”) is made as of SEPTEMBER 1, 2015 by and among NOVA BIOMEDICAL CORPORATION and CERUS CORPORATION. Each of the foregoing are parties to that certain MANUFACTURING AND SUPPLY AGREEMENT, dated as of SEPTEMBER 24, 2008, and as amended (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth therefor in the Agreement.

RECITALS

WHEREAS, the parties desire to amend the Agreement as provided in this Amendment; and

WHEREAS, this Amendment is an amendment of the Agreement pursuant to and within the scope of Section 21.3 of the Agreement.

AMENDMENT

NOW, THEREFORE, in consideration of their mutual promises and intending to be legally bound, the parties agree as follows:

1. Section 2.2 b. of the Agreement is hereby amended in its entirety to read as follows:

b. NOVA agrees to inventory long lead-time items, as mutually agreed, at NOVA’s expense if requested by Cerus in writing. NOVA will purchase long lead-time items after receipt of an approved Cerus Purchase Order that includes the expected shipment date of the Product for which the long lead-items are being purchased. In the event of a Cerus delay of the foregoing expected shipment date, NOVA will invoice against the Purchase Order on that predetermined expected shipment date and such long lead-items will be Cerus owned inventory items. At the end of each calendar quarter, if applicable, NOVA shall issue Cerus pro rata credits for the foregoing Cerus owned inventory items that are used in the Products invoiced during the period.

NOVA will store all Cerus inventory in a suitable location to prevent damage or deterioration. Cerus shall bear all costs related to [ * ]. Within [ * ] of the end of each calendar quarter, NOVA will provide Cerus a report of all Cerus owned inventory at NOVA or any of NOVA’s suppliers including all inventory for parts and for manufacturing of the Product.

2. Section 5.2 a. of the Agreement is hereby amended in its entirety to read as follows:

a. Cerus will provide NOVA with a firm Purchase Order a minimum of [ * ] days in advance of [ * ], for delivery of the Product at a mutually agreed upon date, not to exceed [ * ] days. Quantities in Firm Purchase Orders may not change. However, the specifications of each of the Products in a Firm Purchase Order may change, up to [ * ] days prior to delivery. Except for any order modifications agreed to by Cerus and NOVA, all terms and conditions in this Manufacturing Agreement shall prevail over the terms and conditions contained in any Purchase Order.

Example: Cerus may change the Product label from INT100-60Hz (US label) to INT100-60Hz (CE Mark) or INT100-50 (CE Mark) Except for any order modifications agreed to by Cerus and NOVA, all terms and conditions in this Manufacturing Agreement shall prevail over the terms and conditions contained in any Purchase Order.

3. A new Section 2.2 g. shall be inserted in the Agreement, which section shall read as follows:

g. Conflict Minerals. Cerus has overall responsibility for the management and reduction of Conflict Minerals in their products. NOVA will use its best efforts to source materials for the manufacture of the Products that do not contain any Conflict Minerals, but in any event will not use any Conflict Minerals in the manufacture of the Products without Cerus’ prior written consent. Further, NOVA will provide Cerus and/or its agents a full status report on an annual basis due to Cerus by April 1st following the reporting year, identifying the sources of and amount of any Conflict Minerals, if any, contained in the Products (the “Annual CM Report”). Additionally, where the Conflict Mineral status is undeterminable in the Annual CM Report (“Undetermined”), NOVA shall provide reasonable inquiry into the Conflict Mineral status of each Undetermined and provide Cerus an annual report of such findings. NOVA will provide cooperation as Cerus may reasonably require in order to meet any obligations it may have under the Conflict Minerals Law, including the Annual CM Report. In the event the obligations set forth in this Section 2.2(g) shall impose a commercial unreasonable burden on NOVA, Cerus will reimburse NOVA for preapproved costs in accordance with Attachment 2.

For purposes of this Section 2.2 g:

(i)	“Conflict Minerals” means columbite-tantalite (Coltan), cassitarite, wolframite, gold, or their derivatives, tantalum, tin, and tungsten, or any other minerals or derivatives that the United States Secretary of State determines after the date hereof to be financing conflict in Democratic Republic of Congo or any one of its adjoining countries, including as of the date hereof, Angola, Burundi, Central African Republic, the Republic of Congo, Rwanda, South Sudan, Tanzania, Uganda, and Zambia, and

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii)	“Conflict Minerals Law” means Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as it may be amended from time to time and any regulations, rules, decisions, or orders relating thereto adopted by the Securities and Exchange Commission or successor governmental agency responsible for adopting regulations relating thereto.

4. Section 15 of the Agreement is hereby amended in its entirety to read as follows:

Section 15/Terms of Payment.

(a) Invoices. NOVA shall provide Cerus invoices for completed Products upon shipment. For all other invoiceable costs, including costs discussed in Section 4 (Production Engineering Costs), NOVA shall provide Cerus invoices within [ * ] days after each [ * ] for charges actually incurred during the invoice period. Each invoice shall itemize and summarize all itemize and summarize all items and the costs in US Dollars. Invoices hereunder must be emailed to ap@cerus.com. Cerus shall pay each invoice within [ * ] days of receipt. Payment shall not constitute acceptance of non-conforming Products.

(b) Errors. Cerus will not have responsibility to pay for identified errors, incomplete or inaccurate items (collectively the “invoice errors”) which result in increases to previously invoiced amounts if the aforementioned invoice errors are communicated to Cerus later than [ * ] days from the invoice date.

(c) Records Audit. Cerus and/or an independent accounting firm appointed by Cerus shall have the right to audit NOVA’s financial records relating solely to the Services during the time the Services are being provided under this Agreement and for [ * ] years thereafter, provided that such audit will not interfere with NOVA’s business activity and will be performed on dates to be agreed upon between the Parties.

5. Attachments 1, 2, and 3 of the Agreement are hereby replaced in their entirety with Attachments 1, 2, and 3 of this Amendment.

6. All references in the Agreement to certain sections of the Quality Obligations or the Quality Plan are hereby replaced with the applicable provisions contained in the Quality Agreement attached hereto as Attachment 1 to this Amendment.

7. The definition in the Agreement of “Product Line Quality Committee (PLQC)” is removed in its entirety from the definitions in the Agreement.

8. Except as modified herein, the provisions of the Agreement shall remain unchanged and in full force and effect.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

The foregoing amendment is hereby executed as of the date first above written.

SIGNATURE PAGE TO FOLLOW

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CERUS CORPORATION Signed: /s/ Kevin D. Green Name: Kevin Green Title: VP, Finance & CFO Dated: 3/14/2016	NOVA BIOMEDICAL CORPORATION Signed: /s/ Thomas P. Larkin Name: Thomas P. Larkin Title: VP Manufacturing Dated: 3/15/2016

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT 1

Quality Agreement, REF 01444, Version 1.0,

by and between Cerus Corporation and Nova Biomedical Corporation dated September 1, 2015,

is incorporated herein and the terms and conditions therein govern this Agreement

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

QUALITY AGREEMENT

FOR MANUFACTURE, TESTING, AND RELEASE

OF INTERCEPT BLOOD SYSTEM

MEDICAL DEVICES

REF 01444, Version 1.0

Dated September 1, 2015

Manufacturer
Name:	Cerus Corporation
Address:	2550 Stanwell Drive Concord, CA 94520 USA

Manufacturer’s EC Representative
Name:	Cerus Europe BV
Address:	Stationsstraat 79-D 3811 MH Amersfoort The Netherlands

Quality Management System and Production Location
Name:	Nova Biomedical Corporation
Address:	200 Prospect street Waltham, MA

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

	7.0	CONTROL OF PRODUCTION	10

7.1	Production Requirements		10

7.2	Materials Purchased by Manufacturer		11

7.3	CERUS Supplied Material		11

7.4	Third Party Supplied Material		12

7.5	Labels and Labeling		12

7.6	Control of Nonconforming Product		12

7.7	Control of Nonconforming Components		12

7.8	Reprocessing, Rework or Repackaging		12

7.9	Product Release		13

7.10	Product and Production Documents		13

7.11	Specifications		14

7.12	Validation		14

7.13	Product Testing		14

	8.0	STORAGE AND TRANSPORTATION	15

	9.0	CHANGE CONTROL	15

9.1	Change Proposals initiated by NOVA		15

9.2	Change Proposals initiated by CERUS		16

9.3	Key Document Changes		16

	10.0	DOCUMENT RETENTION	16

	11.0	COMPLAINT HANDLING	17

	12.0	RETURNED GOODS	17

	13.0	RISK MANAGEMENT	18

	14.0	PRODUCT RECALL	18

	15.0	AUDITS AND INSPECTIONS OF FACILITIES AND RECORDS	18

15.1	Audits by CERUS		18

15.2	Audits by CERUS’ Customers		19

15.3	Audits/Inspections by Regulatory Authorities		19

	16.0	DISPUTE RESOLUTION	19

	17.0	ADVERSE EVENT REPORTING	20

	18.0	ASSIGNMENT	20

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

1.0	Purpose

This Quality Agreement is a supplement to the Manufacturing and Supply Agreement between Cerus Corporation and Nova Biomedical Corporation effective 24 September, 2008, as amended, and other agreements between the parties, including but not limited to the Parts Supply Agreement dated December 5, 2007, as amended (collectively, the « Respective Agreement(s) » ). This Quality Agreement relates to the production of Illuminators and Illuminator Spare Parts for the INTERCEPT Blood System for platelets and plasma as well as the calibration of External Radiometers (ERs). This Quality Agreement is effective upon the date of signature approvals and will be updated as necessary in order to remain within the scope of the Respective Agreements and applicable regulations. If there is any term of condition in the Respective Agreements that are inconsistent with this Quality Agreement, then the terms and conditions of the Respective Agreements shall control.

2.0	AGREEMENT TERM

This Quality Agreement will be in effect from its effective date through the term of the last Respective Agreement and will terminate upon the termination of the last Respective Agreement, or subsequent amendments.. It is expected that this Quality Agreement will be reviewed annually and amended as needed to ensure it remains current with regulatory requirements. For clarity purposes, the version of the Quality Agreement last approved and signed by both CERUS and NOVA shall supersede and replace any version with respect to the same subject matter, as of the date of the last signature of such revised version.

3.0	COMPLIANCE

NOVA will operate all activities related to manufacture of the Product(s) in compliance with ISO 13485:2012 or current version, the Medical Device Directive (Council Directive 93/42 EEC and 2007/47/EC), and the US FDA Medical Device Quality System Regulations (Title 21 part 820 of the US code of Federal Regulations).

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

4.0	ABBREVIATIONS AND DEFINITIONS

4.1	Abbreviations

CFR	Code of Federal Regulations (United States)

COA	Certificate of Analysis

COC	Certificate of Conformity

FDA	Food and Drug Administration (United States)

MDD	Medical Device Directive (Council Directive 93/42/EEC)

QA	Quality Assurance

QC	Quality Control

QMS	Quality Management System

SOP	Standard Operating Procedure

4.2	Definitions

4.2.1	NOVA

NOVA shall mean Nova Biomedical Corporation, a Massachusetts, USA, corporation, 200 Prospect Street, Waltham, MA 02454.

4.2.2	CERUS

CERUS shall mean Cerus Corporation, a Delaware, USA, corporation, 2550 Stanwell Drive, Concord, CA 94520, or, if applicable, its subsidiary and EC Representative, Cerus Europe B.V., Stationsstraat 79-D, 3811 MH Amersfoort, The Netherlands

4.2.3	Qualification and Validation

Qualification and validation consist of pre-defined and pre-approved protocols to assess the defined parameters of a specified test procedure, or production method. Qualification provides documented data that assesses the suitability of a specified test procedure, or production method for its intended purpose, and validation provides documented evidence that a test procedure, or production method is suitable (within pre-defined parameters) for its intended purpose. Validation reports are the output of an executed validation protocol.

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

4.2.4	Production Documents

Production documents consist of the following unexecuted documentation: master production records, in-process testing methods and data capture forms, finished product testing methods and data capture forms, incoming materials testing methods and data capture forms. This incorporates by reference, whether stated or not, other applicable associated procedures, including but not limited to: environmental monitoring procedures, manufacturing support systems procedures (including but not limited to facilities and equipment preventive maintenance and other maintenance procedures), storage procedures (for products, subassemblies, incoming materials, or components).

4.2.5	Product Documents

A compilation of documents containing the procedures and specifications for a finished device. These documents may also be referred to as the Device Master Record. Product documents include device specifications, bill(s) of materials (BOM), production process specifications, quality assurance procedures and specifications, packaging and labeling specifications and installation, maintenance and servicing procedures/methods.

4.2.6	Production Release Records

Production Release Records (PRRs) are executed documentation and records describing the manufacture of each unit of Product or Spare Parts. These documents may also be referred to as the Device History Record. These are, as applicable, all executed process PRRs, regardless of the location of production of the part, component, subassembly or final product (whether electronic or hard-copy). These include: executed production records, in-process testing records, finished product testing records, , labels and documentation relating to deviations and nonconformances (including associated exception report). The lot-specific PRR incorporates by reference, whether stated or not, other applicable associated records, including but not limited to: manufacturing support systems records (including but not limited to facilities and equipment preventive maintenance and other maintenance records), storage records (product, materials, components), and personnel training records.

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

4.2.7	Certificate of Compliance

A Certificate of Compliance (COC) is a written approved document issued to CERUS by NOVA QC. The COC will have all information required for release of Product(s), Spare Parts, and calibrated ERs including a statement of compliance.

4.2.8	Subcontractor

A subcontractor is any provider of manufacturing, testing, or storage services for or on behalf of NOVA.

4.2.9	Deviation or Nonconforming Event

A deviation or nonconforming event is any occurrence that is not in compliance with written procedures, specifications, requirements, or applicable regulations. An unplanned deviation or nonconforming event is one that requires a formal investigation, analysis of the impact on product quality, and appropriate corrective actions. Critical deviations are those that have a significant potential to adversely impact the quality of the product as related to safety and/or efficacy.

4.2.10	Formal Investigation

A formal investigation is an examination conducted according to written procedures to evaluate occurrences that include, but are not limited to: deviations, confirmed out-of-specification (OOS) test results, discrepancies in handling of material (such as storage temperature), equipment failures, reconciliation or scrap rates that are outside of defined limits, product complaints, and nonconforming material reports. All formal investigations are investigations that are documented and approved by NOVA QA.

4.2.11	Product(s)

Product(s) means CERUS finished device that has completed all aspects of the production process, including labeling, and packaging as well as spare parts and calibrated ERs.

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

4.2.12	Component(s) and Materials

Components are parts of devices which are as individual pieces or subassemblies, but are not finished devices. They are not Product(s) as defined above, but are suitable to be assembled into finished devices. Materials can include components of the device or packaging and labeling materials necessary for the final packaged device.

4.2.13	Reprocessing and Rework

Reprocessing is duplication of established manufacturing procedures necessary to bring a nonconforming product into conformance. Rework is conducting additional, non-routine, processing steps necessary to bring a nonconforming product into conformance.

4.2.14	Spare Parts

Parts of devices which are as individual pieces or subassemblies, but are not finished devices. They are not Product(s) as defined above, but are suitable to maintain and repair finished devices.

4.2.15	Specifications

Specifications consist of CERUS QA-approved documentation (formal specifications or procedures) that provides requirements, including testing according to standard operating procedures and the corresponding acceptance criteria for each lot of Products, material component, and or label. Specifications may also incorporate sampling instructions or plans.

4.2.16	Standard Operating Procedure

A Standard Operating Procedure (SOP) is a written and approved controlled document that provides for the conduct of a procedure, including but not limited to: quality system procedures (for example, training, internal audits, external audits, management reviews, etc.), routine production processes, warehousing procedures, deviation reporting, regardless of the specific nomenclature for the documents in use at a particular facility.

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

4.2.17	Release Package

A documentation package of information provided by NOVA QC to CERUS QA which include copies of applicable manufacturing and test data contained in the Device History Record and a Certificate of compliance. If applicable, the release package should include a reference to the NOVA QC/CERUS QA approved manufacturing variance(s). CERUS QA review and approval of the NOVA release package is required prior to CERUS release. Products remain under the full control of NOVA until released by CERUS.

4.2.18	Shipment On Status

Shipment of Product(s) On Status is shipment to a warehouse pending provision of complete data for CERUS QA product release for distribution to customers.

5.0	TABLE OF RESPONSIBILITIES

The table in Appendix 1 provides a listing of responsibilities by company. Its purpose is to simplify and clarify, but doesn’t imply any responsibility not described in the text below. This table may be changed by agreement of both parties.

6.0	REGULATORY REQUIREMENTS

6.1	Interactions with Regulatory Agencies, Competent Authorities, or Notified Body

CERUS is responsible for submitting the necessary information and/or documentation to various regulatory agencies (including local competent authorities) and notified bodies for CERUS as per applicable regulations and/or requirements as it relates to the manufacture, testing, or holding of Product(s) by NOVA.

NOVA will provide CERUS with access to documentation relating to the production, testing, or holding of each lot of Product(s), whether released or rejected. NOVA will also provide CERUS product related documentation necessary for submission to regulatory agencies relating to the test facilities, equipment, personnel, and/or any other information requested by a regulatory agency, notified body or competent authority. If such information is considered proprietary to NOVA, NOVA will communicate such information directly to the regulating agency. CERUS will notify NOVA and provide copies of any written requests by regulatory agencies for information relating to NOVA processes.

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

NOVA will not independently interact (includes oral conversations or written correspondence) directly with any regulatory agency, competent authority, or the notified body in regards to the Product(s) without the participation of and/or prior written approval of CERUS, unless such interactions are part of a normal surveillance audit of the quality management system. NOVA will notify CERUS of any findings that relate directly to CERUS product within five (5) business days of receiving such notification, if reasonably possible.

If CERUS has information necessary for an audit of NOVA, CERUS will provide such information within five (5) business days, if reasonably possible.

6.2	Changes to the Quality Management System

NOVA will notify CERUS of the following changes to its quality management system within 30 days of the change: ownership, management representative, reduction in workforce greater than 25% of its current full time staff.

6.3	Certifications

NOVA will maintain its quality management system to ISO 13485:2012, or subsequent revisions of this standard. NOVA will provide CERUS copies of the current certificates; and when changed, within 30 days of NOVA’s receipt of new certificate(s) from the registrar. NOVA will provide CERUS specified critical suppliers list upon request.

7.0	CONTROL OF PRODUCTION

7.1	Production Requirements

In accordance with the Respective Agreements, NOVA will supply and maintain as specified all required suitable facilities, adequately trained staff, suitable equipment, and other production materials necessary to perform the manufacture and storage of the Product(s) in accordance with the applicable product, production and testing procedures and applicable standards, directives or regulations. NOVA will establish and maintain

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

written procedures that provide for identification and traceability for each material received by NOVA, component, subassembly and finished Product(s). Production issues that could affect the quality of CERUS finished Product will be brought to CERUS’ attention within 48 hours by NOVA.

CERUS will maintain control of the production operations through oversight of NOVA systems through periodic audits, monitoring of production quality data and interactions necessary to resolve issues related to the production processes.

Quality Review meetings will be held on a regular basis. Timing, metrics and specifics to be mutually agreed between Cerus and NOVA.

CERUS will use the quality data provided to assess the state of control of NOVA production operations. Quality data will be discussed jointly by CERUS and NOVA to identify issues that need to be addressed as part of continuous improvement.

7.2	Materials Purchased by Manufacturer

Unless otherwise specified in the Respective Agreements or otherwise agreed to in writing by both CERUS and NOVA, NOVA is responsible for providing the necessary production, packaging, labeling, and testing materials for manufacture of the Product(s) according to the forecast provided by CERUS. NOVA is responsible for purchasing, receiving, inspection, testing, and storage of all materials according to written and approved standard operating procedures. NOVA is also responsible for maintaining approved materials suppliers and materials specifications.

7.3	CERUS Supplied Material

Materials that are supplied by CERUS to NOVA will be sourced from suppliers that have been adequately qualified by CERUS. CERUS will notify NOVA of any changes to these suppliers as it becomes aware of that information. NOVA will sample such materials and either perform appropriate testing or send to CERUS for applicable testing, as defined in the CERUS and NOVA specifications.

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

7.4	Third Party Supplied Material

Where there is a joint supply agreement between NOVA, CERUS and a third party, both CERUS and NOVA will approve the supplier and define responsibilities for supplier management in the contract, provided that CERUS’ determination shall control in the event of disagreement, and in such case CERUS will assume all responsibility. Where CERUS has the responsibility for a third party supplier, CERUS will approve the supplier and manage the production.

7.5	Labels and Labeling

CERUS will prepare and provide labels and labeling specifications for CERUS Product, including labeling intended for the product itself and the shipping container. It is CERUS’ responsibility to provide translated text of approved labels and labeling to NOVA. NOVA will provide formatted proofs that meet NOVA labeling requirements. CERUS is responsible for determining compliance to all applicable regulations concerning such materials. CERUS will approve the final proofs of all labels

7.6	Control of Nonconforming Product

NOVA is responsible for control of nonconforming product during the manufacturing and storage processes up to shipment to CERUS. NOVA will provide manufacturing variences specific to Product(s) and related to release of Product(s) to CERUS as part of the release package.

7.7	Control of Nonconforming Components

NOVA is responsible for control of nonconforming material during the manufacturing process. CERUS will be required to provide a disposition information of the nonconforming parts if requested by NOVA’s engineering.

7.8	Reprocessing, Rework or Repackaging

Reprocessing, rework or repackaging of the Product will only be performed following a mutually agreed upon written plan. The plan will include any regulatory agency

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Quality Agreement

approvals if required. CERUS is responsible for determining when regulatory approvals are necessary and will obtain the necessary approvals. Routine issues that are identified and resolved during manufacturing and Product testing will be documented in the Product Release Record and will be approved by NOVA. All reworked materials must meet final release requirements.

7.9	Product Release

NOVA QC will review and provide disposition of completed, executed lot documentation. NOVA will provide a release package to CERUS within one (1) week of final testing of Product. CERUS will review a release package and send signed « CERUS Approval for Shipment » form to NOVA within two (2) business days.

If the disposition of a lot is anything other than pass, CERUS will notify NOVA, and CERUS and NOVA will jointly agree on the appropriate resolution. NOVA will not ship Product without authorization by CERUS. CERUS may accept On Status product shipment to the warehouse with shipment approval. All pallets will be labeled by NOVA “quarantine.” CERUS will notify NOVA of reject status within 2 weeks of receipt of the release package. Final product release from quarantine for distribution to customers will be performed by CERUS.

Executed PRRs and all associated documentation will be maintained on-site by NOVA Quality Assurance and will be made available for inspection upon appropriate advance notice by CERUS or its representatives.

7.10	Product and Production Documents

NOVA will maintain the product and production documents and all associated documentation in compliance with ISO 13485 standard and FDA 21CFR820 requirements for the control of production, and shall make this documentation available (including electronic copies thereof) to CERUS upon approval of the Nova’s upper management but in not less than 4 business days. All changes to the product and production documents will be controlled by NOVA change procedures and CERUS will be on the required approval list. CERUS will maintain a list of all of the product and production documents (DMR), by title and number.

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

7.11	Specifications

Approval of this Quality Agreement indicates that CERUS approves all current specifications for manufacturing and acceptance of materials, components, subassemblies and final assembly. Specifications for the Product(s) are provided by CERUS to NOVA. NOVA will maintain internal written specifications according to their document control procedures. Any changes to specifications of materials, components or subassemblies unique to the Product(s) require CERUS approval and must be approved by CERUS prior to change. Any changes to specifications of materials, components or subassemblies not unique to the Product(s) require NOVA to notify CERUS. These changes are controlled according to the Change Control Procedure described below.

7.12	Validation

NOVA is responsible for applicable process validation activities. NOVA will prepare validation protocols, collect required data, analyze and prepare written reports of the validations.

CERUS and NOVA will jointly decide about changes requiring revalidation as part of the change control procedure.

CERUS is responsible for all product and component changes validation activities. CERUS will prepare validation protocols, collect required data, analyze and prepare written reports of the validations. Nova will support Cerus with these activities as mutually agreed.

CERUS will review and approve such validation plans, protocols and reports according to the limits on proprietary technologies as defined in the Respective Agreements.

7.13	Product Testing

NOVA is responsible for providing and maintaining suitable facilities, adequately trained staff, and suitable test equipment to perform routine inspection of incoming materials, and in-process testing and lot release in accordance with the scope of the Respective Agreements and in compliance with applicable regulations.

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

8.0	STORAGE AND TRANSPORTATION

CERUS is responsible for defining appropriate storage and transportation requirements for Products or components manufactured by NOVA for CERUS. NOVA will store finished Product(s), including Product returned for reprocessing, rework or repackaging, in a suitable location to prevent damage or deterioration due to environmental hazards, prior to shipment to CERUS’ distribution warehouse.

NOVA will arrange all shipments of finished Product(s) from NOVA to CERUS according to CERUS shipping requirements. All shipments will include a packing list itemizing quantities, Cerus item number, and applicable product codes so that the shipment can be verified upon receipt by CERUS.

All distribution to customers is the responsibility of CERUS.

9.0	CHANGE CONTROL

NOVA will not initiate changes to the Product(s) or components except in conformity with contractual agreements. NOVA will provide CERUS with as much advance notice of anticipated changes as possible. Note that the completed NOVA documentation demonstrating verification/validation for any change considered to be “significant” from a regulatory standpoint as defined by CERUS, must be provided to CERUS at least four (4) months in advance of the planned implementation date to allow for regulatory submission and approval.

The financial obligations for change control projects are outlined in the Respective Agreements.

9.1	Change Proposals initiated by NOVA

For any change that affects the Product(s), NOVA will initiate this change by submitting the NOVA change documentation to CERUS. For changes that are proposed for Product-specific materials, labels, packaging materials, components, subassemblies,

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

product or production processes, CERUS must approve the change. CERUS will provide NOVA with a copy of the signed CERUS change control form to approve initiation of the change control project. NOVA will communicate production implementation timing and provide notification of the first batch or lead lot manufactured incorporating the change. For changes that are for materials, components, subassemblies, product or production processes that are not specific to the Product(s), CERUS will be notified. CERUS will approve the change by providing NOVA a copy of the CERUS approved change control form.

Changes not affecting product e.g. correction of clerical errors, clarification of assembly or test procedures, will not require CERUS approval and will not be sent to CERUS.

9.2	Change Proposals initiated by CERUS

CERUS will initiate changes by submitting the CERUS change control form to NOVA. NOVA will review the change, evaluate the feasibility and impacts, and provide feedback to CERUS. Changed specifications (for example, for labels) may be part of the change documentation.

9.3	Key Document Changes

Any changes to documents associated with production of the Product(s) require Cerus approval prior to the implementation of the change. Documents include, but are not limited to, BOMs, drawings, product release documents, specifications, and forms.

10.0	DOCUMENT RETENTION

NOVA will retain qualification, validation, and testing documentation, and all executed manufacturing documentation, according to their written procedures for no less than two (2) years from the date of Product release. NOVA will grant CERUS access to all documentation associated with the Product upon request. Requests from CERUS will include the required timeframe for document access. NOVA will notify CERUS prior to the date of disposal of any Product records. CERUS, upon receiving notice, must approve disposal or alternate disposition of the documents.

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

11.0	COMPLAINT HANDLING

CERUS has the primary responsibility for handling product complaints according to written procedures.

If it is deemed applicable to return Product for investigation, such Product will be returned to NOVA according to regulatory requirements and procedures specified by NOVA. If formal investigation of product complaints involves manufacturing and/or testing aspects of the Product(s), CERUS will notify NOVA and the two parties will work diligently to provide sufficient information to address the complaint and any necessary corrective action. NOVA will provide CERUS with written investigation reports within fifteen (15) business days of receipt of returned Product. CERUS may request a shorter investigation time for Product involved in a medical adverse event.

In the unlikely event that NOVA receives a customer complaint notification for INTERCEPT, NOVA will provide the information to CERUS within two (2) business days of receiving such information, unless the complaint is a medical adverse event, in which case NOVA will notify CERUS within twenty four (24) hours of receiving the information.

CERUS has the sole responsibility for communication to regulatory agencies, notified bodies, and other outside parties (e.g., clinical sites, customers) regarding product complaints. CERUS will provide to NOVA all necessary documentation within five (5) business days regarding all product quality complaints.

12.0	RETURNED GOODS

The handling of returned goods, when required, will be performed according to written procedures by CERUS. Product that is the subject of a complaint investigation due to a product quality issue may be returned to NOVA for investigation as described above.

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

13.0	RISK MANAGEMENT

CERUS is responsible for risk management activities related to Product design and production. NOVA is responsible for providing information to assist CERUS in risk assessment activities related to the manufacturing process. NOVA is responsible for all appropriate risk management activities in conformity with their quality management system to maintain their ISO 13485 certification.

14.0	PRODUCT RECALL

In the event that a distributed Product is found to violate applicable laws, regulations, specifications, or it is deemed unacceptable for any other reason, a recall, withdrawal, or field corrective action (FCA) may become necessary, whether or not such action is requested or required by any regulatory agency. The recall investigation can be initiated by either party, based on the source of information leading to the conclusion that a recall or FCA is required. NOVA will notify Cerus immediately on becoming aware that there is a potential recall/FCA, in order for Cerus to notify the appropriate authorities. CERUS has the primary responsibility for initiating and implementing the Product recall, withdrawal, or field correction process according to applicable regulations and written procedures. NOVA will fully cooperate with CERUS in conducting activities necessary for the recall including the supply of any necessary documentation. The financial obligations for Product recalls are outlined in the Respective Agreements.

15.0	AUDITS AND INSPECTIONS OF FACILITIES AND RECORDS

15.1	Audits by CERUS

NOVA will allow CERUS access to their facilities and personnel associated with production of Product, excluding proprietary technologies for the purposes of routine regulatory compliance audits according to CERUS written procedures and according to a schedule mutually agreed upon by CERUS and NOVA, once per year per facility but generally with two (2) months prior notification. NOVA also agrees to allow CERUS expedited access to their facilities and personnel for additional audits as may be warranted by health authority findings, field complaints and repeated or otherwise

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

significant compliance failures of which CERUS will provide written notification at least two (2) weeks prior to the requested audit. NOVA will respond to all observations from audits within twenty (20) business days. If corrective action is not complete at the time of the response, time frames for completion will be provided in the response.

15.2	Audits by CERUS’ Customers

NOVA will allow access to the Waltham facility, for audits by CERUS’ customers, if approved by CERUS and agreed to by Nova. CERUS will provide a representative to attend the audit, if requested by NOVA.

15.3	Audits/Inspections by Regulatory Authorities

NOVA will notify CERUS within one (1) business day of the initiation or notification (whichever is sooner) of any regulatory authority inspections that are the subject of, associated with, or may otherwise impact the manufacture of Product(s). CERUS will notify NOVA within one (1) day of receiving notification or initiation of regulatory authority inspections relating to the Product(s) that may require information from or access to NOVA facilities. CERUS will have the right to be present during all regulatory authority inspections for the Product(s) that are manufactured, held, or tested at NOVA site(s). Both CERUS and NOVA will make every effort possible to provide information requested by a regulatory authority, if they have such information available, within 24 hours of receipt of the request. NOVA will provide CERUS with a copy of any audit reports received related to Cerus Product(s) or any process associated with the production of CERUS Product(s). It is the responsibility of the party being audited to address all observations, citations, or notifications of compliance deficiencies in a timely manner. NOVA will provide CERUS sufficient evidence of correction of any non-conformities. NOVA will notify CERUS of any inspection that results in a failure to renew quality management system certification to ISO 13485:2012 or its subsequent versions.

16.0	DISPUTE RESOLUTION

Disagreements concerning this Quality Agreement that cannot be resolved through the provisions of this Quality Agreement will be addressed directly by the senior Quality

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

Assurance representatives of CERUS and NOVA in a diligent manner. If the disputes cannot be resolved in this manner, the dispute resolution provisions in the Manufacturing and Supply Agreement will apply.

17.0	ADVERSE EVENT REPORTING

CERUS is responsible for reporting all adverse events associated with distributed Product(s) to regulatory authorities, competent authorities and notified body(ies) in relevant geographies. NOVA will be notified of any reportable events that may be related to their manufacturing activities.

18.0	ASSIGNMENT

This Quality Agreement is assignable only with the prior written consent of both Parties, except that either Party may assign its rights and obligations under this Quality Agreement to any of such Party’s subsidiaries, affiliates, as part of a corporate reorganization, or to an acquirer of all or substantially all of the business or product category to which this Quality Agreement relates. Each Party agrees to provide prior written notice to the other Party of any such permitted assignment, and each Party agrees such permitted assignment does not require the other’s approval.

SIGNATURE PAGE TO FOLLOW

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date and year first set forth above.

NOVA Biomedical Corporation		CERUS Corporation

Date :	March 25, 2016	Date :	3/14/16

Signature :	/s/ Thomas P. Larkin	Signature :	/s/ Kevin Green

Printed Name :	Thomas P. Larkin	Printed Name :	Kevin Green

Title :	VP Manufacturing	Title :	VP, Finance & CFO

Date :	March 28, 2016	Date :	March 8, 2016

Signature :	/s/ John McHale	Signature :	/s/ John Hull

Printed Name :	John McHale	Printed Name :	John Hull

Title :	V.P. QA/RA & Support	Title :	Sr. Director, Regulatory Compliance & Quality

Date :	3/14/16	Date :	March 14, 2016

Signature :	/s/ Dan Ouellette	Signature :	/s/ Suzanne Margerum

Printed Name :	Dan Ouellette	Printed Name :	Suzanne Margerum

Title :	Dir. Mfg. Eng. & Services	Title :	VP, Manufacturing & Operations

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CERUS CORPORATION

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Quality Agreement

APPENDIX 1 RESPONSIBILITIES MATRIX

Responsibilities	CERUS	NOVA	Comments
General
Product documents	X (list)	X	XXX
Production documents	X (list)	X
Design Change control	X
Validations approval and review (process)		X
Validations approval and review (product)	X
Quality assurance audits (Cerus auditing Nova)	X
External agency audits	X	X
Applicable standards	X (Requirements)	X (Integrate CERUS requirements)

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

Materials and components (sub assemblies)
Specifications	X (Requirements)	X (Integrate CERUS requirements)
Testing methods	X	X (Integrate CERUS requirements)
Purchase		X
Testing execution		X
QC release		X
Supplier management		X

Responsibilities (cont.)	CERUS	NOVA	Comments
Product manufacturing
Specifications and control plan	X (Requirements)	X (Integrate CERUS requirements)

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CERUS CORPORATION

NOVA BIOMEDICAL CORPORATION

Quality Agreement

Manufacturing instructions/DMR	X (List of documents)	X
Control methods		X
Technical parameters definition		X
Manufacture		X
Testing execution		X
QC release		X
Labels and Labeling
Product codes	X
Label specifications	X (Requirements)	X (Integrate CERUS requirements)

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NOVA BIOMEDICAL CORPORATION

Quality Agreement

Responsibilities (cont.)	CERUS	NOVA	Comments
Translation	X
Label proofs		X	Prior to acceptance from vendor to be approved by CERUS
Release of labels from vendor at NOVA		X
Encoding of lot number		X
Packaging
Packaging specification	X (Requirements)	X (Integrate CERUS requirements)
Packaging		X
In-process controls during packaging		X
Finished product
Finish product specification	X (Requirements)	X (Integrate CERUS requirements)

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NOVA BIOMEDICAL CORPORATION

Quality Agreement

Certificate of Compliance requirements	X (Requirements)	X (Integrate CERUS requirements)

Responsibilities (cont.)	CERUS	NOVA	Comments
Batch file review and approval		X
Release package documentation to CERUS		X
Release to CERUS warehouse	X		CERUS QA provides a signed authorization to ship product to warehouse. NOVA arranges for shipment with CERUS-designated carrier.
Release to Customer	X
Record retention	X	X
Risk management
Risk management on the process		X

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NOVA BIOMEDICAL CORPORATION

Quality Agreement

Risk management on the product	X
Finished product storage & transport
Storage, transport and delivery conditions	X (Requirements)	X (Integrate CERUS requirements)
Transportation from Nova to CERUS warehouse	X (Requirements)	X (Integrate CERUS requirments)
Distribution to customers	X

Responsibilities (cont.)	CERUS	NOVA	Comments
Complaints related to Product Quality
Receipt	X
Notification to NOVA	X

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NOVA BIOMEDICAL CORPORATION

Quality Agreement

Investigation	X	X
Corrective actions related to production		X	With CERUS concurrence
Corrective actions related to design	X
Follow-up letter to customer	X
Recalls
Initiation	X	X	From either NOVA or CERUS
Decisions	X	X	Joint agreement
Investigation	X	X
Implementation	X
Advisory Notices	X
Regulatory Notifications	X

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ATTACHMENT 2

NOVA Product Development Hourly Billing Rates

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[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT 3

PRODUCT MANUFACTURING PRICING

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